UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Amendment No.1

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ribbon Acquisition Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

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This Amendment No.1 (this “Amendment”) amends and supplements the definitive proxy statement of Ribbon Acquisition Corp. (the “Company”), filed with the Securities and Exchange Commission on February 23, 2026 (the “Original Proxy Statement”), to reflect changes to the proposed monthly extension contribution and the date of the Extraordinary General Meeting of Shareholders (the “Special Meeting”). The Company is seeking to reduce its existing monthly extension contribution requirement in light of the anticipated consummation of its previously announced business combination and to provide additional financial flexibility as it works toward completing the transaction. Except as expressly amended or supplemented hereby, the Original Proxy Statement remains unchanged.

Ribbon Acquisition Corp.

Central Park Tower LaTour Shinjuku

Room 3001, 6-15-1 Nishi Shinjuku

Shinjuku-ku, Tokyo 160-0023, Japan

November 9, 2026

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of Ribbon Acquisition Corp. (the “Company,” “Ribbon” or “we”), I invite you to attend our Extraordinary General Meeting of Shareholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:00 a.m. Eastern Time on November 13, 2026. Ribbon will be holding the Special Meeting virtually, via live webcast, and advance registration is required. Shareholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting www.proxydocs.com/RIBB and following the instructions for preregistration and meeting access.

The Notice of Extraordinary General Meeting of Shareholders, the Proxy Statement, and the proxy card accompanying this letter are also available at www.proxydocs.com/RIBB. We are first mailing these materials to our shareholders on or about February 23, 2026.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i)	Proposal 1 — To resolve, by the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares, voting together as a single class, to approve Amendment No. 2 to the Investment Management Trust Agreement, dated January 14, 2025, by and between the Company and Odyssey Transfer and Trust Company (the “Trustee”), as amended by Amendment No. 1 dated January 9, 2026 (the “Trust Agreement”), to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $5,000 or (ii) $0.033 per share for each then-outstanding public share (each, a “Monthly Contribution”) (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached as Annex A to the accompanying proxy statement.;

(ii)	Proposal 2 — A proposal to resolve as an ordinary resolution that the chairman of the Special Meeting be authorized to adjourn the Special Meeting (the “Adjournment Proposal”) to a later date or dates, if necessary, to permit further solicitation and voting of proxies if there are insufficient votes to approve the Trust Amendment Proposal.

The Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”) currently provide that the Company must complete an initial business combination by January 16, 2027 (the “Termination Date”).

Pursuant to the Company’s Investment Management Trust Agreement, dated January 14, 2025, as amended (the “Trust Agreement”), the Company may extend the Termination Date on a monthly basis upon the deposit of a specified contribution into the Trust Account (each, a “Monthly Contribution”).

In connection with the prior shareholder approval to extend the Termination Date to January 16, 2027, the Company disclosed that its sponsor, Ribbon Investment Company Ltd. (the “Sponsor”), would deposit a fixed monthly contribution of US$125,000 into the Trust Account for each one-month extension period (each, a “Sponsor Contribution”).

The Trust Amendment Proposal would amend the Trust Agreement to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0.033 per share for each then-outstanding public share (each, a “Monthly Contribution”).

The Sponsor has advised the Company that it does not intend to fund Monthly Contributions in excess of US$5,000 per month. Accordingly, unless the Trust Amendment Proposal is approved, the Company may be unable to exercise its monthly extension rights if the required Monthly Contribution exceeds US$5,000.

If the Trust Amendment Proposal is approved, in connection with each one-month extension period, the Sponsor (or its affiliates or designees) is expected to deposit the applicable Monthly Contribution into the Trust Account for the benefit of the Company’s public shareholders. Approval of the Trust Amendment Proposal would not modify the Termination Date or amend the Charter.

As of February 20, 2026, approximately US$37,385,608.09 was held in the Trust Account. Based on such amount and 3,563,133 public shares outstanding as of such date, the estimated per-share redemption price would have been approximately US$10.49 per public share (subject to change based on interest earnings, permitted withdrawals and redemptions).

The Company’s Board of Directors (the “Board”) has determined that it is in the best interests of the Company and its shareholders to seek approval of the Trust Amendment Proposal because approval would provide the Company with additional flexibility to complete an initial business combination while preserving the redemption rights of public shareholders. If the Trust Amendment Proposal is not approved and the Company does not complete an initial business combination by the Termination Date, the Company will wind up its affairs and redeem 100% of the outstanding public shares in accordance with the Charter and the Trust Agreement.

The Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

You are not being asked to vote on any business combination at this time. If the Trust Amendment Proposal is approved and implemented, and you do not elect to redeem your public shares (“Public Shares”) in connection with the Special Meeting, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in connection with such business combination (so long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought), or if the Company has not consummated an initial business combination by the Termination Date of January 16, 2027.

In connection with the Trust Amendment Proposal, public shareholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then-outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Trust Amendment Proposal or the Adjournment Proposal. An Election may also be made by public shareholders who do not vote or do not instruct their broker, bank or nominee how to vote at the Special Meeting. Public shareholders may make an Election regardless of whether they were holders as of the Record Date.

If the Trust Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares in connection with a vote to approve a business combination, subject to any limitations set forth in the Charter. Each redemption of Public Shares will reduce the amount of funds held in the Trust Account, which held approximately US$37,385,608.09 as of February 20, 2026. In addition, shareholders who do not elect to redeem their Public Shares in connection with the Special Meeting will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Termination Date of January 16, 2027.

The closing price of the Company’s Class A ordinary shares on February 20, 2026 was approximately US$10.50 per share. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share exceeds the redemption price, as there may not be sufficient liquidity in the Company’s securities at the time such shareholders wish to dispose of their shares.

The Sponsor and the Company’s directors and officers collectively have the right to vote 1,470,000 ordinary shares, consisting of (i) 1,250,000 Class B ordinary shares (the “Founder Shares”) issued to the Sponsor prior to the Company’s initial public offering and (ii) 220,000 Class A ordinary shares included in the private units purchased by the Sponsor in a private placement completed simultaneously with the closing of the Company’s initial public offering.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or March 10, 2026). You may tender your Public Shares by either delivering your share certificate (if any) to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your Public Shares in “street name,” you must instruct your bank, broker or other nominee to withdraw the shares from your account and deliver them to the transfer agent in order to exercise your redemption rights.

If the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Termination Date of January 16, 2027, then, in accordance with the Charter and the Trust Agreement, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible thereafter, redeem 100% of the outstanding Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive any further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, in each case subject to the Company’s obligations under applicable Cayman Islands law to provide for claims of creditors and the requirements of any other applicable law.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting.

Notwithstanding shareholder approval of the Trust Amendment Proposal or the Adjournment Proposal, the Board will retain the discretion to abandon and not implement either proposal at any time and for any reason, without any further action by the Company’s shareholders.

The Board has fixed the close of business on February 18, 2026 as the Record Date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Trust Amendment Proposal and the Adjournment Proposal to be considered at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Angshuman (Bubai) Ghosh
Angshuman (Bubai) Ghosh

Chief Executive Officer and Director

November 9, 2026

RIBBON ACQUISITION CORP.

Central Park Tower LaTour Shinjuku

Room 3001, 6-15-1 Nishi Shinjuku

Shinjuku-ku, Tokyo 160-0023, Japan

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2026

November 9, 2026

To the Shareholders of Ribbon Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Ribbon Acquisition Corp. (the “Company,” “Ribbon” or “we”), a Cayman Islands exempted company, will be held on November 13, 2026 at 10 a.m. Eastern Time. The Company will be holding the Special Meeting virtually, via live webcast, and advance registration is required. Shareholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting www.proxydocs.com/RIBB and following the instructions for preregistration and meeting access.

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

(i)	Proposal 1 — To resolve, by the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares, voting together as a single class, to approve Amendment No. 2 to the Investment Management Trust Agreement, dated January 14, 2025, by and between the Company and Odyssey Transfer and Trust Company (the “Trustee”), as amended by Amendment No. 1 dated January 9, 2026 (the “Trust Agreement”), to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $5,000 or (ii) $0.033 per share for each then-outstanding public share (each, a “Monthly Contribution”) (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached as Annex A to the accompanying proxy statement;

(ii)	Proposal 2 — A proposal to resolve as an ordinary resolution that the chairman of the Special Meeting be authorized to adjourn the Special Meeting (the “Adjournment Proposal”) to a later date or dates, if necessary, to permit further solicitation and voting of proxies if there are insufficient votes to approve the Trust Amendment Proposal.

The Board of Directors has fixed the close of business on February 18, 2026 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Angshuman (Bubai) Ghosh
Chief Executive Officer and Director

Tokyo, Japan

November 9, 2026

IMPORTANT

IF YOU CANNOT ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2026. THIS PROXY STATEMENT IS AVAILABLE AT www.proxydocs.com/RIBB.

RIBBON ACQUISITION CORP.

Central Park Tower LaTour Shinjuku

Room 3001, 6-15-1 Nishi Shinjuku

Shinjuku-ku, Tokyo 160-0023, Japan

DEFINITIVE PROXY STATEMENT

FOR

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 13, 2026

FIRST MAILED ON OR ABOUT FEBRUARY 23, 2026

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Ribbon Acquisition Corp. (the “Company,” “Ribbon” or “we”), a Cayman Islands exempted company, in connection with the Special Meeting of shareholders to be held on November 13, 2026 at 10 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, virtually, via live webcast, and advance registration is required. Shareholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting www.proxydocs.com/RIBB and following the instructions for preregistration and meeting access.

The principal executive office of the Company is Central Park Tower LaTour Shinjuku Room 3001, 6-15-1 Nishi Shinjuku, Shinjuku-ku, Tokyo 160-0023, Japan and its telephone number, including area code, is +81 9085083462.

FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are not historical facts. These include, without limitation, statements regarding the Company’s plans and objectives for future operations, including those relating to a potential initial business combination. These statements constitute projections, forecasts and other forward-looking statements and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements can be identified by terminology or expressions such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” and similar phrases, although the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including those relating to a potential business combination, it is making forward-looking statements based on the assumptions and beliefs of, and information currently available to, the Company’s management. Actual results and shareholder value may be materially affected by a variety of risks and factors, including, without limitation: general economic, financial, market and geopolitical conditions; merger, acquisition and business combination risks; financing and capital-market risks; acts of war or terrorism; and other risks described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and in the Company’s other filings with the SEC. Many of these risks and uncertainties are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before deciding how to vote on the Trust Amendment Proposal. The occurrence of one or more of the events described below could materially adversely affect the Company and its shareholders.

If the Trust Amendment Proposal Is Not Approved, the Company May Be Unable to Exercise Its Existing Extension Rights and May Be Required to Liquidate.

The Company’s Charter currently provides that the Company must complete an initial business combination by January 16, 2027 (the “Termination Date”). Pursuant to the Trust Agreement, the Company may extend the Termination Date on a monthly basis upon the deposit of the required Monthly Contribution into the Trust Account.

Under the existing Trust Agreement, the Monthly Contribution required to effectuate each one-month extension exceeds $5,000 per month. The Sponsor has advised the Company that it does not intend to fund Monthly Contributions in excess of $5,000 per month. If the Trust Amendment Proposal is not approved, the Company may be unable to exercise its extension rights because the required Monthly Contribution would exceed the amount the Sponsor is willing to fund.

In such event, if the Company does not complete an initial business combination by the Termination Date, it would be required to liquidate the Trust Account and dissolve, and public shareholders would receive only their pro rata portion of the funds then remaining in the Trust Account.

Even if the Trust Amendment Proposal Is Approved, There Is No Assurance That the Company Will Complete Its Initial Business Combination.

Approval of the Trust Amendment Proposal would provide the Company with additional flexibility to exercise its existing monthly extension rights, but it does not guarantee that the Company will complete its initial business combination.

The Company has entered into a Business Combination Agreement with DRC Medicine Ltd. Completion of that transaction is subject to a number of conditions, including the effectiveness of a registration statement filed with the SEC, shareholder approvals, and other customary closing conditions. There can be no assurance that these conditions will be satisfied in a timely manner or at all. If the business combination is not consummated prior to the applicable deadline, the Company may be required to liquidate.

The Reduced Monthly Contribution May Decrease the Incremental Amount Added to the Trust Account.

In connection with the prior shareholder approval of the Company’s extension framework, the Sponsor agreed to deposit $125,000 into the Trust Account for each one-month extension period. The Trust Amendment Proposal would revise that structure to provide that, for each one-month extension, the Company will deposit into the Trust Account the lesser of (i) $5,000 or (ii) $0.033 per share for each then-outstanding public share.

As a result, the amount added to the Trust Account for each extension month would be lower than previously contemplated. In particular, if no public shares are redeemed, the Monthly Contribution would be $5,000, which is less than the prior $125,000 per month contribution. If a significant number of public shares are redeemed, the Monthly Contribution could be less than $5,000 based on the per-share formula. Consequently, the per-share amount available for redemption in connection with a business combination or for distribution in a liquidation could be lower than it would have been if $125,000 per month had continued to be deposited.

The Company May Be Deemed to Be an Investment Company Under the Investment Company Act.

The funds held in the Trust Account are invested in U.S. government securities or money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. The SEC has adopted rules addressing SPACs and their potential status under the Investment Company Act.

If the Company were deemed to be an unregistered investment company, it could be required to liquidate or otherwise alter its operations. Any such determination could materially adversely affect the Company’s ability to complete an initial business combination.

The Sponsor and the Company’s Directors and Officers Have Interests That May Differ From Those of Public Shareholders.

The Sponsor and the Company’s directors and officers have interests that may differ from, or be in addition to, the interests of public shareholders. These interests include ownership of founder shares and private placement securities that would become worthless if the Company does not complete an initial business combination.

As a result, the Sponsor and the Company’s directors and officers may have an incentive to approve and implement extensions or pursue a business combination even if certain public shareholders may determine that liquidation is preferable.

PENDING BUSINESS COMBINATION WITH DRC MEDICINE LTD.

On June 30, 2025, Ribbon entered into a Business Combination Agreement (as amended from time to time, the “Business Combination Agreement”) with (i) DRC Medicine Ltd., a Japanese corporation (Kabushiki Kaisha) (“DRC”), (ii) DRC Medicine Inc., a Delaware corporation (“Pubco”), and (iii) DRC Merger Inc., a Delaware corporation and wholly-owned subsidiary of Pubco (“Merger Sub”).

Pursuant to the Business Combination Agreement, the parties intend to consummate a series of transactions, including (i) a share exchange pursuant to which shareholders of DRC will exchange their shares for newly issued shares of Pubco, (ii) the domestication of Ribbon from the Cayman Islands to the State of Delaware, and (iii) the merger of Ribbon with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Pubco (collectively, the “Business Combination”).

On September 10, 2026, the Company's shareholders approved the proposals relating to the Business Combination. The consummation of the Business Combination remains subject to the satisfaction or waiver of the remaining applicable closing conditions.

Ribbon’s board of directors believes that additional time may be necessary to complete the SEC review process, satisfy applicable closing conditions and consummate the Business Combination.

If the proposed extension is not approved and Ribbon is unable to consummate the Business Combination prior to its current termination date, Ribbon would be required to liquidate, and the Business Combination Agreement would be terminated in accordance with its terms.

The Board has determined that seeking the extension provides Ribbon with additional flexibility to complete the Business Combination and is in the best interests of Ribbon and its shareholders.

PURPOSE OF THE SPECIAL MEETING

At the Special Meeting, you will be asked to consider and vote upon the following matters:

(i)	Proposal 1 — To resolve, by the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares, voting together as a single class, to approve Amendment No. 2 to the Investment Management Trust Agreement, dated January 14, 2025, by and between the Company and Odyssey Transfer and Trust Company (the “Trustee”), as amended by Amendment No. 1 dated January 9, 2026 (the “Trust Agreement”), to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $5,000 or (ii) $0.033 per share for each then-outstanding public share (each, a “Monthly Contribution”) (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached as Annex A to the accompanying proxy statement;

(ii)	Proposal 2 — A proposal to resolve as an ordinary resolution that the chairman of the Special Meeting be authorized to adjourn the Special Meeting (the “Adjournment Proposal”) to a later date or dates, if necessary, to permit further solicitation and voting of proxies if there are insufficient votes to approve the Trust Amendment Proposal.

The Trust Agreement currently permits the Company to extend its deadline to consummate an initial business combination on a monthly basis upon the deposit of a specified contribution into the Trust Account (each, a “Monthly Contribution”).

In connection with the prior shareholder approval of the extension framework, the Company disclosed that the Sponsor would deposit US$125,000 into the Trust Account for each one-month extension period.

The Trust Amendment Proposal would amend the Trust Agreement to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0 per share for each then-outstanding public share (each, a “Monthly Contribution”).

In connection with the prior shareholder approval of the Company’s extension framework, the Company disclosed that its sponsor, Ribbon Investment Company Ltd. (the “Sponsor”), would deposit US$125,000 into the Trust Account for each one-month extension period (each, a “Sponsor Contribution”).

The Trust Amendment Proposal would amend the Trust Agreement to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0.033 per share for each then-outstanding public share (each, a “Monthly Contribution”).

Approval of the Trust Amendment Proposal would not modify the Company’s existing deadline to consummate an initial business combination or amend the Company’s Charter. Rather, the proposal would revise the amount of the contribution required to be deposited into the Trust Account in connection with each one-month extension.

As of February 20, 2026, approximately US$37,385,608.09 was held in the Trust Account. Based on such amount and 3,563,133 public shares outstanding as of such date, the estimated per-share redemption price would have been approximately US$10.49 per public share (subject to change based on interest earnings, permitted withdrawals and redemptions).

If the Company elects to effectuate one or more monthly extensions and the Trust Amendment Proposal is approved, the Sponsor (or its affiliates or designees) would deposit into the Trust Account, for each such one-month extension period, the lesser of (i) US$5,000 or (ii) US$0.033 per share for each then-outstanding public share. The per-share redemption price would increase by the amount of any such Monthly Contribution, divided by the number of public shares then outstanding.

The Company’s Board of Directors (the “Board”) has determined that it is in the best interests of the Company and its shareholders to seek approval of the Trust Amendment Proposal. The Trust Amendment Proposal would amend the Trust Agreement to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0.033 per share for each then-outstanding public share.

The Sponsor has advised the Company that it does not intend to fund monthly contributions in excess of US$5,000 per month. The Board believes that approval of the Trust Amendment Proposal would provide the Company with additional flexibility to exercise its monthly extension rights while preserving the redemption rights of public shareholders.

If the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination by the applicable deadline set forth in the Charter, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the Charter and the Trust Agreement.

The Trust Amendment Proposal and the Adjournment Proposal are more fully described below in this proxy statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company, the Sponsor or any of their respective affiliates may (i) purchase public shares from institutional or other investors (including investors who elect to redeem, or indicate an intention to redeem, their public shares), (ii) enter into arrangements with such investors to provide them with incentives not to redeem their public shares, or (iii) enter into agreements to purchase such public shares or enter into non-redemption agreements.

To the extent the Sponsor or any of its affiliates purchases public shares in circumstances in which the tender offer rules or other restrictions on purchases would apply, such purchases would be made in compliance with applicable law and, to the extent required: (a) would be effected at a price no higher than the price payable to public shareholders in connection with the redemption of public shares (i.e., the per-share amount then held in the Trust Account as of the redemption date, which is currently estimated to be approximately US$10.49 per share based on a Trust Account balance of approximately US$37,385,608.09 as of February 20, 2026 and 3,563,133 public shares outstanding; (b) the Sponsor or affiliate would represent in writing that the public shares so purchased will not be voted in favor of the Trust Amendment Proposal; and (c) the Sponsor or affiliate would waive any redemption rights with respect to the public shares so purchased.

The purpose of such share purchases and other transactions would be to increase the likelihood of limiting the number of public shares electing to redeem in connection with the Special Meeting. If such transactions are effected, the consequence could be to increase the likelihood that the Trust Amendment Proposal is approved in circumstances where such approval might not otherwise occur.

Consistent with SEC guidance, any public shares purchased by the Sponsor or its affiliates in situations in which the tender offer rules or other restrictions on purchases would apply would not be permitted to be voted in favor of the Trust Amendment Proposal at the Special Meeting. As a result, such purchases could decrease the total number of shares eligible to vote in favor of the Trust Amendment Proposal.

In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the Company’s securities may be reduced, which could make it more difficult to maintain or obtain the quotation, listing or trading of the Company’s securities on a national securities exchange.

The Company hereby represents that any securities purchased by the Sponsor or any of its affiliates in circumstances in which the tender offer rules or other restrictions on purchases would apply would not be voted in favor of the Trust Amendment Proposal.

You are not being asked to vote on any business combination at this time. If the Trust Amendment Proposal is approved and implemented, and you do not elect to redeem your Public Shares in connection with the Special Meeting, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in connection with such business combination (so long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought), or if the Company has not consummated an initial business combination by the deadline set forth in the Charter.

In connection with the Trust Amendment Proposal, public shareholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then-outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Trust Amendment Proposal or the Adjournment Proposal. An Election may also be made by public shareholders who do not vote, or do not instruct their broker, bank or nominee how to vote, at the Special Meeting. Public shareholders may make an Election regardless of whether such shareholders were holders as of the Record Date.

If the Trust Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares in connection with any vote to approve a business combination, subject to any limitations set forth in the Charter (so long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of Public Shares will reduce the amount of funds held in the Trust Account, which held approximately US$37,385,608.09 as of February 20, 2026. In addition, shareholders who do not elect to redeem their Public Shares in connection with the Special Meeting will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the deadline set forth in the Charter.

The closing price of the Company’s Class A ordinary shares on February 20, 2026 was approximately US$10.50 per share. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share exceeds the redemption price, as there may not be sufficient liquidity in the Company’s securities at the time such shareholders seek to dispose of their shares.

The Sponsor and the Company’s directors and officers collectively have the right to vote 1,470,000 ordinary shares, consisting of (i) 1,250,000 Class B ordinary shares (the “Founder Shares”) issued to the Sponsor prior to the Company’s initial public offering (the “IPO”), and (ii) 220,000 Class A ordinary shares included in the private units purchased by the Sponsor in a private placement completed simultaneously with the closing of the IPO.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or March 10, 2026). You may tender your Public Shares by either delivering your share certificate (if any) to the transfer agent or by delivering your shares electronically through The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your Public Shares in “street name,” you must instruct your bank, broker or other nominee to withdraw the shares from your account and deliver them to the transfer agent in order to exercise your redemption rights.

If the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination by the deadline set forth in the Charter, then, in accordance with the Charter and the Trust Agreement, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible thereafter, redeem 100% of the outstanding Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive any further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, in each case subject to the Company’s obligations under applicable Cayman Islands law to provide for claims of creditors and the requirements of any other applicable law.

Subject to the foregoing, approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the Company’s then outstanding ordinary shares (including the Founder Shares), voting together as a single class, in accordance with Section 6(c) of the Investment Management Trust Agreement.

The Board will abandon and will not implement the Trust Amendment Proposal unless the requisite shareholder approval is obtained. Notwithstanding shareholder approval of the Trust Amendment Proposal, the Board will retain the discretion to abandon and not implement either such proposal at any time and for any reason, without any further action by the Company’s shareholders.

The Board has fixed the close of business on February 18, 2026 as the Record Date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Board has fixed the close of business on February 18, 2026 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s ordinary shares on that date will be entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

Ordinary shares represented by all validly executed proxies received in time to be voted at the Special Meeting and not previously revoked will be voted at the meeting. A shareholder may revoke a proxy at any time before it is voted by filing with the Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

Dissenters’ Right of Appraisal

Holders of the Company’s ordinary shares do not have appraisal, dissenters’ or similar rights under the Companies Act (As Revised) of the Cayman Islands or under the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”) in connection with the proposals to be presented at the Special Meeting.

Outstanding Shares and Quorum

As of the Record Date, there were 4,813,133 ordinary shares of the Company issued and outstanding and entitled to vote at the Special Meeting. Each ordinary share is entitled to one vote on each proposal to be presented at the Special Meeting.

The presence, in person or by proxy, of shareholders holding not less than one-third of the issued and outstanding ordinary shares entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. There is no cumulative voting under the Company’s Second Amended and Restated Memorandum and Articles of Association or under the Companies Act (As Revised) of the Cayman Islands.

Abstentions and broker non-votes, if any, will be treated as present for purposes of determining the existence of a quorum. However, because approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Company’s then outstanding ordinary shares, abstentions and broker non-votes will have the same effect as votes “AGAINST” such proposal.

Broker Non-Votes

Holders of ordinary shares held in “street name” (that is, in the name of a bank, broker or other nominee) must instruct the bank, broker or other nominee that holds their shares how to vote their shares. If a shareholder does not provide voting instructions, the nominee will be permitted to vote the shares only on matters deemed “routine” under applicable stock exchange rules. The nominee may not vote such shares on matters deemed “non-routine,” which will result in such shares being treated as “broker non-votes.”

The Company believes that:

●	Proposal 1 (Trust Amendment Proposal) — non-routine

●	Proposal 2 (Adjournment Proposal) — routine

Accordingly, if you hold your ordinary shares in street name, your bank or broker may not vote your shares on the Trust Amendment Proposal without your instructions. Broker non-votes will be counted as present for purposes of determining a quorum but will not be counted as votes cast.

Banks and brokers may not use discretionary authority to vote ordinary shares on the Trust Amendment Proposal if they have not received voting instructions from their clients. The Adjournment Proposal is considered a routine matter, and brokers may exercise discretionary authority to vote on such proposal in the absence of instructions.

Because approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Company’s then outstanding ordinary shares, broker non-votes will have the same effect as votes “AGAINST” such proposal. Shareholders are therefore encouraged to submit voting instructions to ensure that their shares are represented at the Special Meeting.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Trust Amendment	Affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares, voting together as a single class.	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Factors to Consider

When you consider the recommendation of the Board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public shareholders:

●	In connection with the prior shareholder approval of the Company’s extension framework, the Company disclosed that the Sponsor would deposit US$125,000 into the Trust Account for each one-month extension period. The Trust Amendment Proposal would revise that structure to provide that, for each one-month extension, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0.033 per share for each then-outstanding public share. The Sponsor has advised the Company that it does not intend to fund monthly contributions in excess of US$5,000. Approval of the Trust Amendment Proposal would therefore enhance the Company’s ability to exercise its existing monthly extension rights.

●	As of the date of this proxy statement, the Company had outstanding unsecured working capital loans from the Sponsor and its affiliates in an aggregate principal amount of approximately US$500,000. These loans are non-interest bearing and are payable upon the earlier of (i) the consummation of the Company’s initial business combination or (ii) the liquidation of the Company. If the Company consummates an initial business combination, such loans are expected to be repaid at the closing of the business combination, which would reduce the funds available to the post-combination company by a corresponding amount. No funds held in the Trust Account will be used to repay such loans if the Company does not complete an initial business combination and instead liquidates.

●

Under the Company’s existing Charter and Trust Agreement, the Company may extend its deadline to consummate an initial business combination on a monthly basis upon the deposit of a specified contribution into the Trust Account.

In connection with the prior shareholder approval of the Company’s extension framework, the Company disclosed that the Sponsor would deposit US$125,000 into the Trust Account for each one-month extension period. The Trust Amendment Proposal would revise that structure to provide that, for each one-month extension, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0.033 for each then-outstanding public share.

Any Monthly Contribution made by the Sponsor, its affiliates or its designees in connection with a monthly extension would be structured as a non-interest-bearing, unsecured loan to the Company, repayable only upon the consummation of an initial business combination. If the Company consummates an initial business combination, such loans are expected to be repaid at closing, which would reduce the funds available to the post-combination company by a corresponding amount. No funds held in the Trust Account will be used to repay such loans if the Company does not complete an initial business combination and instead liquidates.

●	Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. (See “Conversion Rights” below).

●	Each redemption of Public Shares will reduce the amount of funds held in the Trust Account, which held approximately US$37,385,608.09 in marketable securities as of February 20, 2026, and consequently will decrease the funds available for a future business combination.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and our officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	In connection with the prior shareholder approval of the Company’s extension framework, the Company disclosed that the Sponsor would deposit US$125,000 into the Trust Account for each one-month extension period. The Trust Amendment Proposal would revise that structure to provide that, for each one-month extension, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0.033 per share for each then-outstanding public share. The Sponsor has advised the Company that it does not intend to fund monthly contributions in excess of US$5,000. Approval of the Trust Amendment Proposal would therefore reduce the Sponsor’s potential funding obligation in connection with any future monthly extensions. Any Monthly Contributions made by the Sponsor, its affiliates or its designees would be structured as non-interest-bearing, unsecured loans repayable only upon the consummation of an initial business combination. If the Company consummates an initial business combination, such loans are expected to be repaid at closing, which would reduce the funds available to the post-combination company. If the Company does not complete an initial business combination and instead liquidates, the Sponsor would not be repaid for any such loans from the Trust Account;

●	Unless the Company consummates an initial business combination, the Company’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and private placement not deposited in the Trust Account;

●	With certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) six months after the consummation of our initial business combination or (ii) the date on which the closing price of our Class A ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations or other similar transactions) for any 20 trading days within any 30-trading day period commencing after our initial business combination. The remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until six months after the consummation of our initial business combination, or earlier in either case if, following our initial business combination, the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property;

●	The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate;

●	Because of these interests, the Sponsor and the Company’s directors and officers could benefit from the completion of an initial business combination even if the transaction is not favorable to the Company’s public shareholders. They may therefore be incentivized to complete a business combination with a less favorable target or on terms less favorable to public shareholders rather than liquidate. In particular, based on the Sponsor’s purchase price of $0.0087 per Founder Share, as compared to the $10.00 price paid by public investors for each unit in the IPO, the Sponsor may achieve a positive return on its investment even if the trading price of the Company’s Class A ordinary shares following the initial business combination is substantially below the IPO price, while public shareholders could experience a negative return;

●	The Sponsor and the Company’s directors and officers purchased an aggregate of 1,250,000 Founder Shares for $25,000 in the aggregate (or approximately $0.008 per share). Based on the $10.00 per share valuation used to determine the merger consideration in connection with a potential initial business combination, these Founder Shares could have a value of approximately $12.5 million at the time of the business combination. As a result, the Sponsor and the Company’s directors and officers could realize a substantial return on their investment even if public shareholders experience significant losses following the business combination. In addition, the Founder Shares have no redemption rights and will be worthless if the Company does not complete an initial business combination and instead liquidates;

●	The fact that the Sponsor currently holds 220,000 Private Placement Units, which were purchased at a price of $10.00 per unit, for an aggregate purchase price of $2,200,000. These securities have no redemption rights upon the Company’s liquidation and will be worthless if the Company does not consummate an initial business combination; and

●	The fact that the Sponsor has agreed not to redeem any of its Founder Shares or Private Placement securities in connection with any shareholder vote to approve an initial business combination.

Additionally, if the Trust Amendment Proposal is approved and the Company subsequently consummates an initial business combination, our officers and directors may have interests in such business combination that are different from, or in addition to, the interests of public shareholders. Any such interests will be described in the proxy statement or other applicable disclosure document prepared in connection with the proposed business combination.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Each of our directors and officers may not be citizens of the United States, and the Sponsor is a non-U.S. entity. Although we do not believe that the nature of our business or that of a potential target necessarily makes any initial business combination subject to review by the Committee on Foreign Investment in the United States (“CFIUS”), it is possible that CFIUS could determine that our proposed initial business combination is within its jurisdiction. Under the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) and its implementing regulations, CFIUS has authority to review certain non-passive, non-controlling investments in U.S. businesses involving critical technology, critical infrastructure, or sensitive personal data, as well as certain real estate transactions, and some categories of transactions require mandatory filings. If our initial business combination falls within CFIUS’s jurisdiction, we may be required to submit a mandatory filing, elect to make a voluntary notice, or proceed without notifying CFIUS and risk CFIUS intervention before or after closing. CFIUS may delay, impose mitigation conditions on, or prohibit the completion of our initial business combination, or may require the combined company to divest certain assets. As a result, we may be unable to complete an otherwise advantageous business combination or may be prevented from pursuing certain target companies, which could limit our pool of potential targets and place us at a competitive disadvantage relative to other special purpose acquisition companies that do not have similar foreign ownership considerations.

Moreover, any government review process, whether by CFIUS or another U.S. governmental authority, could be lengthy, and the Company has a limited amount of time to complete its initial business combination. If we are unable to complete our initial business combination by January 16, 2027 (the “Termination Date”), and any applicable regulatory review extends beyond such timeframe or ultimately results in the proposed business combination being prohibited or subject to mitigation measures that are unacceptable to the Company or the target, we may be required to liquidate. In such event, public shareholders would lose the opportunity to invest in a target company and the chance to realize any future gains through price appreciation of the combined company’s Class A ordinary shares.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government securities within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds that invest solely in U.S. government treasury obligations and that comply with the conditions of Rule 2a-7 under the Investment Company Act. To mitigate the risk that the Company could be deemed to be operating as an unregistered investment company (including under the subjective “investment company” test in Section 3(a)(1)(A) of the Investment Company Act), the Company may, in its discretion, instruct Odyssey Trust Company, the trustee of the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and hold all funds in cash until the completion of an initial business combination. If we take this action, the amount of funds available for redemption would no longer increase through interest, which may reduce the per-share amount received by public shareholders upon redemption or liquidation.

In addition, the longer that funds in the Trust Account are invested in short-term U.S. government securities or in money market funds that hold such securities, the greater the risk that the Company could be considered an unregistered investment company. If the Company were deemed an unregistered investment company, it might be required to liquidate. Accordingly, the Company may determine, in its discretion, to liquidate the securities held in the Trust Account at any time and maintain the Trust Account in cash until the completion of an initial business combination.

The Company may be affected by the Excise Tax included in the Inflation Reduction Act of 2022.

On August 16, 2022, the IR Act became law and, among other things, imposed a 1% excise tax on certain repurchases of stock by a “covered corporation” occurring after December 31, 2022 (the “Excise Tax”). The Excise Tax generally applies to repurchases of stock by U.S. corporations whose securities are traded on an established securities market, and may also apply to repurchases by certain non-U.S. corporations that are treated as “surrogate foreign corporations” or that engage in repurchases that are funded by, or effectively treated as repurchases by, an affiliated U.S. corporation.

Although the Company is a Cayman Islands exempted company and therefore is not itself a “covered corporation,” the Excise Tax could nevertheless apply to redemptions of our Class A ordinary shares in connection with an initial business combination, an amendment to our Second Amended and Restated Memorandum and Articles of Association (the “Charter”), an extension vote or otherwise, if such redemptions are viewed as repurchases that fall within the scope of the IR Act or any implementing Treasury guidance. The application of the Excise Tax to redemptions by non-U.S. corporations remains uncertain and may be affected by future regulations or other guidance issued by the U.S. Department of the Treasury (“Treasury”), which has broad authority to implement, interpret and prevent the avoidance of the Excise Tax.

If the Excise Tax applies, it would be payable by the Company and not by redeeming shareholders. Issuances of securities by the Company in the same taxable year as redemptions, for example, in connection with a PIPE financing or other equity issuances, may reduce the amount of any Excise Tax due. However, there can be no assurance that any such issuances would offset the full amount of any potential liability.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, an extension vote or otherwise would depend on a number of factors, including: (i) the fair market value of any redemptions or repurchases; (ii) the structure of the initial business combination; (iii) the nature and amount of any “PIPE” or other equity issuances effected in the same taxable year; and (iv) the content of future regulations or other guidance issued by Treasury. Consequently, the potential applicability of the Excise Tax may make a transaction with the Company less attractive to potential business combination targets. Based on interim guidance issued by the Internal Revenue Service and Treasury in Notice 2023-2, and subject to certain exceptions, the Excise Tax should not apply in the event of the Company’s complete liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We will not be permitted to use any portion of the funds held in the Trust Account, including any interest earned thereon, to pay any Excise Tax that may be imposed under the IR Act in connection with redemptions of our Class A ordinary shares or any other repurchases by the Company.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card indicates the number of ordinary shares you hold of record.

●	You may vote your shares in advance of the Special Meeting by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If your ordinary shares are held in “street name” through a broker, bank, or other nominee, you must follow the voting instructions provided by that intermediary to ensure that your shares are represented and voted at the Special Meeting. If you vote using the proxy card, your proxy holder will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not provide specific voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board recommends voting “FOR” Proposal 1 (Trust Amendment Proposal) and “FOR” Proposal 2 (Adjournment Proposal.

●	You may attend the Special Meeting virtually and vote electronically, even if you have already submitted a proxy. However, if your ordinary shares are held in the name of a broker, bank or other nominee, you must obtain a legal proxy from that intermediary in order to vote at the Special Meeting. This is the only way we can ensure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, our proxy solicitor, a customary fee of $8,500, plus reimbursement of its reasonable out-of-pocket expenses, in connection with the Special Meeting. The Company will reimburse Advantage Proxy for such expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone, or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will promptly deliver a separate copy of this Proxy Statement upon written or oral request. If you share an address with at least one other shareholder and currently receive only one copy of our Proxy Statement, and you would like to receive separate copies of future proxy materials, please send a written request to: Ribbon Acquisition Corp., Central Park Tower LaTour Shinjuku, Room 3001, 6-15-1 Nishi Shinjuku, Shinjuku-ku, Tokyo 160-0023, Japan, Attn: Secretary, Telephone: +81-90-8508-3462.

If you share an address with at least one other shareholder and currently receive multiple copies of our proxy materials, and you would like to receive only a single copy of future proxy materials, please send a written request to the same address.

Redemption Rights

Pursuant to our Second Amended and Restated Memorandum and Articles of Association, holders of our public shares may elect to redeem all or a portion of their public shares for cash at a per-share price, payable in cash, equal to the pro rata portion of the aggregate amount then on deposit in the Trust Account (including interest earned thereon, net of permitted withdrawals for taxes), calculated as of two business days prior to the Special Meeting. Public shareholders may exercise their redemption rights regardless of whether they vote “FOR” or “AGAINST” the Trust Amendment Proposal, and regardless of whether they are holders of record as of the Record Date. If you properly exercise your redemption rights, your redeemed public shares will cease to be outstanding and you will retain only the right to receive the per-share redemption amount from the Trust Account.

For illustrative purposes only, as of February 20, 2026, the Trust Account held approximately US$37,385,608.09, which would have resulted in an estimated per-share redemption price of approximately US$10.49 (including interest earned and after deduction of permitted tax withdrawals). The actual per-share redemption price will be calculated two (2) business days prior to the Special Meeting and may differ from this illustrative amount.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on March 10, 2026 (two business days before the Special Meeting) that we convert your Public Shares for cash to Odyssey Transfer and Trust Company, our transfer agent, at the following address:

Odyssey Transfer and Trust Company

Attn: Client Services / SPAC Redemptions

2155 Woodlane Drive, Suite 100

Woodbury, MN 55125

E-mail: redemptions@odysseytrust.com

and

●	deliver your public shares to our transfer agent, Odyssey Transfer and Trust Company, either (i) electronically through The Depository Trust Company (“DTC”) or (ii) by delivering physical share certificates (if any), no later than 5:00 p.m. Eastern Time, two business days prior to the Special Meeting. Shareholders who wish to submit physical certificates should allow sufficient time to obtain such certificates from the transfer agent and effect delivery. Although timing varies, shareholders should generally allow at least two weeks to obtain physical certificates; however, this process is controlled entirely by the transfer agent and may take longer. Shareholders who hold their public shares in “street name” through a broker, bank or other nominee will need to coordinate with their intermediary to ensure timely DTC delivery or to have the shares certificated and delivered. If you do not submit a written redemption request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our Class A ordinary shares, as they may receive higher proceeds from selling their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when you wish to sell your shares.

If you exercise your redemption rights, your redeemed ordinary shares will cease to be outstanding immediately prior to the Special Meeting (assuming the Trust Amendment Proposal is approved) and will only represent the right to receive a pro rata portion of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for those shares only if you properly and timely request redemption.

If the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination by the deadline set forth in the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”), the Company will be required to wind up and liquidate in accordance with the Charter. In such event, the Company will, as promptly as reasonably practicable, liquidate the Trust Account and distribute the funds then held in the Trust Account to the Company’s public shareholders.

Upon liquidation, the Company’s public rights will expire worthless, as they will not entitle holders to any distribution upon the dissolution of the Company.

Holders of outstanding units must separate the units into the underlying public shares and public rights before exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate representing such units to Odyssey Transfer and Trust Company together with written instructions requesting that the units be separated into the underlying public shares and public rights. This must be completed far enough in advance to permit the delivery of the public share position back to you so that you may then exercise your redemption rights with respect to the public shares once the units have been separated.

If your units are held in “street name” by a broker, dealer, commercial bank, trust company or other nominee, you must instruct the nominee to separate your units. Your nominee must send written instructions to Odyssey Transfer and Trust Company specifying the number of units to be split and identifying the nominee holding such units. Your nominee must also initiate electronically, using DTC’s Deposit/Withdrawal at Custodian (“DWAC”) system, a withdrawal of the units and a corresponding deposit of an equal number of public shares (and public rights, as applicable). Although this process is typically completed electronically on the same business day, you should allow at least one full business day to ensure that the units are separated in time. If you do not cause your units to be separated into public shares in a timely manner, you will not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group, as of February 18, 2026 (the Record Date).

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The table below does not reflect record or beneficial ownership of any Class A ordinary shares issuable upon the conversion of rights, as such rights are not convertible within 60 days of the Record Date. The percentage ownership information presented below is based on 4,813,133 ordinary shares outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Angshuman (Bubai) Ghosh	1,470,000	22.7%
Satoshi Kaminaga	0	*
Wen-Chen Chang	0	*
Masayuki Horie	0	*
Kazuhisa Honjo	0	*
All current directors and executive officers as a group (five individuals)	1,470,000	22.7%
Five Percent Holders of Ribbon
Ribbon Investment Company Ltd.(2)	1,470,000	22.7%

*	less than 1%.

(1)	Unless otherwise noted, the business address of each beneficial owner is Central Park Tower LaTour Shinjuku, Room 3001, 6-15-1 Nishi Shinjuku, Shinjuku-ku, Tokyo 160-0023, Japan.

(2)	Ribbon Investment Company Ltd. is the Sponsor. Angshuman (Bubai) Ghosh is the sole director/manager of the Sponsor and may be deemed to have beneficial ownership of the securities held by the Sponsor.

United States Federal Income Tax Considerations for Stockholders Exercising Conversion Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Common Stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

●	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of Common Stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of Common Stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Common Stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Common Stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our Common Stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of Common Stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W- 8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion shares of Common Stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Common Stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Common Stock is regularly traded on an established securities market, a buyer of our Common Stock (we would be treated as a buyer with respect to a conversion of Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of Common Stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of Common Stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of Common Stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS. Non-U.S. holders should consult their own tax advisors regarding the availability of such a credit or refund and the procedures for obtaining them.

PROPOSAL 1: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The Trust Amendment Proposal seeks shareholder approval of Amendment No. 2 to the Company’s Investment Management Trust Agreement, dated January 14, 2025, by and between the Company and Odyssey Transfer and Trust Company, as trustee (the “Trustee”), as amended by Amendment No. 1 dated January 9, 2026 (the “Trust Agreement”).

In connection with prior shareholder approval of the Company’s extension framework, the Company disclosed that its sponsor, Ribbon Investment Company Ltd. (the “Sponsor”), would deposit US$125,000 into the Trust Account for each one-month extension period. The Trust Amendment Proposal would amend the Trust Agreement to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0.033 per share for each then-outstanding public share (each, a “Monthly Contribution”).

Approval of the Trust Amendment Proposal would not modify the Company’s deadline to consummate an initial business combination and would not amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”). The proposal relates solely to the amount of the Monthly Contribution required in connection with each one-month extension under the Trust Agreement.

A copy of the proposed Trust Amendment is attached to this proxy statement as Annex A. Shareholders are encouraged to read the proposed amendment in its entirety for a complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to revise the amount of the monthly contribution required to be deposited into the Trust Account in connection with each one-month extension of the Company’s deadline to consummate an initial business combination.

In connection with prior shareholder approval of the Company’s extension framework, the Company disclosed that its sponsor, Ribbon Investment Company Ltd. (the “Sponsor”), would deposit US$125,000 into the Trust Account for each one-month extension period. The Sponsor has advised the Company that it does not intend to fund monthly contributions in excess of US$5,000 per month. Accordingly, the Trust Amendment Proposal would amend the Trust Agreement to provide that, for each one-month extension, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0.033 per share for each then-outstanding public share.

The Company believes that it has made substantial progress toward consummating its previously announced Business Combination and is continuing to work toward satisfying the remaining conditions to Closing. In light of the progress made toward completing the Business Combination, the Board believes that reducing the required monthly extension contributions would provide the Company and the Sponsor with additional financial flexibility during the remaining period prior to Closing and facilitate the Company's efforts to consummate the Business Combination. In reaching its determination, the Board considered that the proposed reduction would result in smaller incremental contributions to the Trust Account for the benefit of public shareholders than would be required under the existing extension arrangements. Nevertheless, the Board believes that the proposed reduction is in the best interests of the Company and its shareholders because it would alleviate the financial burden associated with maintaining the Company's existing extension arrangements while allowing the Company to continue pursuing the consummation of the Business Combination. There can be no assurance that the Business Combination will be consummated within the anticipated timeframe or at all.

Approval of the Trust Amendment Proposal would provide the Company with flexibility to exercise its existing monthly extension rights under the Trust Agreement. The Trust Amendment Proposal would not modify the Company’s deadline to consummate an initial business combination and would not amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”).

Any monthly contributions made by the Sponsor, its affiliates or its designees would be structured as non-interest-bearing, unsecured loans to the Company, repayable only upon the consummation of an initial business combination. If the Company does not complete an initial business combination and instead liquidates, such loans would not be repaid from the Trust Account.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, the Trust Agreement will continue to require a monthly contribution of US$125,000 in order for the Company to exercise a one-month extension of its deadline to consummate an initial business combination.

The Sponsor has advised the Company that it does not intend to fund monthly contributions in excess of US$5,000 per month. Accordingly, if the Trust Amendment Proposal is not approved, the Company may be unable to exercise further extensions unless the full US$125,000 contribution required under the existing Trust Agreement is deposited by the Sponsor or another permitted contributor.

If the Company does not exercise its extension rights and does not consummate an initial business combination by the deadline set forth in the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), the Company will be required to cease operations, redeem 100% of the outstanding public shares, and liquidate in accordance with the Charter and the Trust Agreement.

If the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved, Amendment No. 2 to the Trust Agreement, in the form attached as Annex A to this proxy statement, will be executed. Thereafter, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) US$5,000 or (ii) US$0.033 per share for each then-outstanding public share (each, a “Monthly Contribution”).

Approval of the Trust Amendment Proposal will not modify the deadline set forth in the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to consummate an initial business combination. The Trust Account will continue to be maintained in accordance with the Trust Agreement and will not be disbursed except in connection with (i) the completion of an initial business combination or (ii) the Company’s liquidation if it does not complete an initial business combination by the deadline set forth in the Charter.

In connection with the Special Meeting, public shareholders may elect (the “Election”) to redeem their Class A ordinary shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including interest not previously released to the Company to pay taxes), divided by the number of then-outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Trust Amendment Proposal or the Adjournment Proposal. An Election may also be made by public shareholders who do not vote, or who do not instruct their broker, bank or nominee how to vote, at the Special Meeting. Public shareholders may make an Election regardless of whether they were shareholders as of the Record Date.

Required Vote

The Trust Amendment Proposal requires the approval of a special resolution, being the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares, voting together as a single class (including the Founder Shares).

The Board retains the discretion to abandon and not implement the Trust Amendment Proposal at any time and for any reason, without any further action by the Company’s shareholders.

You are not being asked to vote on any initial business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Special Meeting, you will retain the right to vote on any initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the funds in the Trust Account in the event such business combination is approved and completed (provided that you make your election at least two (2) business days prior to the meeting at which the shareholders’ vote is sought), or if the Company does not consummate an initial business combination by the deadline set forth in the Company’s Amended and Restated Memorandum and Articles of Association.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, would authorize the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes to approve the Trust Amendment Proposal at the time of the Special Meeting.

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are insufficient votes to approve the Trust Amendment Proposal.

If the Adjournment Proposal is approved by a majority of the ordinary shares present in person or represented by proxy and voting on the matter at the Special Meeting, the chairman of the Special Meeting will be authorized to adjourn the meeting to a later date or dates to solicit additional proxies.

If the Adjournment Proposal is not approved, the chairman will not adjourn the Special Meeting for the purpose of soliciting additional proxies.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

Ribbon Acquisition Corp.

Central Park Tower

LaTour Shinjuku Room 3001

6-15-1 Nishi Shinjuku, Shinjuku-ku

Tokyo 160-0023, Japan

Telephone: +81 90-8508-3462

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than March 5, 2026.

Annex A

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [●], 2026, to the Investment Management Trust Agreement (as amended, the “Trust Agreement”), dated January 14, 2025, by and between Ribbon Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Odyssey Transfer and Trust Company, as trustee (the “Trustee”), is made and entered into by and between the Company and the Trustee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee are parties to the Trust Agreement;

WHEREAS, pursuant to the Trust Agreement, the Company may extend the deadline to consummate an initial business combination upon the deposit of a contribution into the Trust Account in connection with each one-month extension;

WHEREAS, the Company desires to amend the Trust Agreement to revise the amount of the contribution required to be deposited into the Trust Account in connection with each one-month extension; and

WHEREAS, the holders of at least sixty-five percent (65%) of the Company’s outstanding ordinary shares have approved this Amendment in accordance with Section 7(c) of the Trust Agreement;

NOW THEREFORE, IT IS AGREED:

1. Amendment to Monthly Extension Contribution. The Trust Agreement is hereby amended to provide that, in connection with each one-month extension of the Company’s deadline to consummate an initial business combination, the amount required to be deposited into the Trust Account shall be the lesser of (i) US$5,000 or (ii) US$ 0.033 per share for each then outstanding public share.

For the avoidance of doubt, this Amendment does not modify the deadline set forth in the Company’s Second Amended and Restated Memorandum and Articles of Association for consummating an initial business combination.

2. No Other Amendments. Except as expressly amended hereby, the Trust Agreement shall remain in full force and effect.

3. Effectiveness. This Amendment shall become effective upon approval by the requisite vote of the Company’s shareholders and execution by the parties hereto.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Electronic signatures shall be deemed original signatures for all purposes.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[signature page follows]

Annex A-1

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

ODYSSEY TRANSFER AND TRUST COMPANY, as Trustee

By:
Name:	Rebecca Paulson
Title:	President

RIBBON ACQUISITION CORP.

By:	/s/ Angshuman (Bubai) Ghosh
Name:	Angshuman (Bubai) Ghosh
Title:	Chief Executive Officer and Chairman

Annex A-2

DEFINITIVE PROXY CARD

RIBBON ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON

NOVEMBER 13, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 9, 2026 in connection with the Special Meeting to be held at 10 a.m. ET on November 13, 2026 virtually, via live webcast, for which advance registration is required. Shareholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting www.proxydocs.com/RIBB and following the instructions for preregistration and meeting access.

The undersigned hereby appoints Angshuman (Bubai) Ghosh, as proxy of the undersigned, with full power of substitution, to vote all ordinary shares of Ribbon Acquisition Corp. (the “Company”) registered in the name of the undersigned, which the undersigned is entitled to vote at the Special Meeting of shareholders, and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present. Without limiting the general authorization hereby given, the proxy is instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE TRUST PROPOSAL AND THE ADJOURNMENT PROPOSAL.

1.	PROPOSAL 1. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED JANUARY 14, 2025, AS AMENDED, TO PROVIDE THAT, FOR EACH ONE-MONTH EXTENSION OF THE COMPANY’S DEADLINE TO CONSUMMATE AN INITIAL BUSINESS COMBINATION, THE COMPANY WILL DEPOSIT INTO THE TRUST ACCOUNT THE LESSER OF (I) US$5,000 OR (II) US$0.033 PER SHARE FOR EACH THEN-OUTSTANDING PUBLIC SHARE.

For ☐ Against ☐ Abstain ☐

2.	PROPOSAL 2. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1 (TRUST AMENDMENT).

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.